Exhibit 10.12

CONFIRMATION, REAFFIRMATION AND AMENDMENT OF
SUBSIDIARY GUARANTEE AGREEMENT

Dated: As of November 25, 2008

Reference is made to (i) that certain Note Purchase and Private Shelf Agreement, dated as of February 11, 2005 (the “Original Note Purchase Agreement”), by and between Kinro, Inc., an Ohio corporation (“Kinro”), Lippert Components, Inc., a Delaware corporation (“Lippert Components”, and together with Kinro, collectively, the “Co-Issuers”), Drew Industries Incorporated, a Delaware corporation, Prudential Investment Management, Inc. (“Prudential”) and each of the holders of the 2005 Notes (as defined below) (Prudential and the holders of the 2005 Notes, collectively, the “Noteholders”) pursuant to which the Co-Issuers authorized the issue of their senior promissory notes in the aggregate principal amount of up to $60,000,000 and (ii) that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of June 13, 2006 (the “Existing Note Purchase Agreement”), by and between the Co-Issuers, the Parent, the Noteholders and each of the holders of the 2006 Notes (as defined therein) pursuant to which the Original Note Purchase Agreement was amended and restated and the Co-Issuers authorized the issuance of their senior promissory notes in the aggregate principal amount of $60,000,000 (of which up to $40,000,000 could be floating rate senior promissory notes). The Existing Note Purchase Agreement and the 2005 Notes (as defined in the Amended Agreement) are being amended and restated (as so amended and restated, the 2005 Notes shall be referred to herein as the “Amended Notes”) pursuant to the terms of the Second Amended and Restated Note Purchase and Private Shelf Agreement, of even date herewith (the “Amended Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Amended Agreement.

Each of the undersigned Subsidiaries (each a “Guarantor” and collectively the “Guarantors”) is a party to the Subsidiary Guarantee Agreement entered into in connection with the execution and delivery of the Original Note Purchase Agreement and the issuance and sale of the 2005 Notes. Each of the Guarantors hereby (i) acknowledges receipt of a copy of the Amended Agreement, (ii) consents to the Co-Issuers’ execution and delivery of the Amended Agreement, (iii) acknowledges and affirms that nothing contained in the Amended Agreement shall modify in any respect whatsoever its Guarantee of the Obligations (as such term is defined in the Subsidiary Guarantee Agreement) under the Subsidiary Guarantee Agreement and reaffirms the Subsidiary Guarantee Agreement shall remain in full force and effect, and (iv) acknowledges and agrees that, for the avoidance of doubt, the Obligations include obligations in respect of the Amended Agreement, the Amended Notes and any and all Shelf Notes issued pursuant to the Amended Agreement. Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to the same, each Guarantor understands that the Noteholders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

The Parent and the Existing Noteholders agree that (i) the reference to $60,000,000 in the second paragraph of the Subsidiary Guarantee Agreement is deleted and replaced with $125,000,000, (ii) the references to “Lippert Components Holding, Inc.” in each of Schedule A and Schedule B to the Subsidiary Guarantee Agreement are deleted and replaced with “Lippert Holding, Inc.”, and (iii) Attachment I to the Subsidiary Guarantee Agreement is deleted and replaced with Attachment I attached hereto.

Each of the undersigned also represents and warrants to the Noteholders that all of the representations and warranties made by the undersigned in the Subsidiary Guarantee Agreement are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date (which remain true and correct as of such prior date).

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IN WITNESS WHEREOF, the parties hereto have caused this Confirmation and Reaffirmation of Guarantee Agreement to be executed on its behalf, as of the date first above written, by one of its duly authorized officers.

COIL CLIP, INC.
KINRO MANUFACTURING, INC.
LD REALTY, INC.
LIPPERT COMPONENTS MANUFACTURING, INC.
LIPPERT TIRE & AXLE, INC.
LTM MANUFACTURING, L.L.C.
ZIEMAN MANUFACTURING COMPANY

By:
Name:	Fredric M. Zinn
Title:	Vice President

KINRO HOLDING, INC.
LIPPERT HOLDING, INC.
LIPPERT TIRE & AXLE HOLDING, INC.

By:
Name:	Fredric M. Zinn
Title:	Chief Financial Officer

BBD REALTY TEXAS LIMITED PARTNERSHIP
KINRO TENNESSEE LIMITED PARTNERSHIP
KINRO TEXAS LIMITED PARTNERSHIP
By:	Kinro Manufacturing, Inc.,
general partner of each of the above

By:
Name:	Fredric M. Zinn
Title:	Vice President

LIPPERT COMPONENTS TEXAS LIMITED PARTNERSHIP
LIPPERT TIRE & AXLE TEXAS LIMITED PARTNERSHIP
By:	Lippert Components Manufacturing, Inc.,
general partner of each of the above

By:
Name:	Fredric M. Zinn
Title:	Vice President